Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events

Note 25—Subsequent Events

On January 18, 2017, the Company purchased $10.0 million face amount of the 4.875% Senior Note due June 28, 2019 at a discount of 400 basis points or $ 9.6 million.

In March 2017, the Board of Directors approved a 75 for-one stock split of the Company’s common stock. The stock split occurred on April 7, 2017. The effect of the stock split on outstanding shares and earnings per share has been retroactively applied to all periods presented.